SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                         April 18, 1997



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)

Item 5.Other Events.

On April 18, 1997, Continental Airlines, Inc. issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release
SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek
                                      Jeffery A. Smisek
                                      Executive Vice President


April 18, 1997

                                                   Exhibit 99.1


     HOUSTON, April 18, 1997 -- Continental Airlines, Inc. (NYSE:
CAI.B and CAI.A) announced today that it has redeemed all outstanding shares of its Series A 12% Cumulative Preferred Stock for $47.7 million in cash. This redemption was in accordance with the terms of the preferred stock and did not involve any redemption premium. The preferred stock was issued in 1993 to an affiliate of Air Canada as part of Air Canada's initial investment in the Company.